INHIBRX Investor Presentation Innovation Driven Outcomes Focused

2 Presentation disclaimer This presentation of Inhibrx Biosciences, Inc. (the “Company”) contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, manufacturing matters, strength of intellectual property protection, and the size and growth potential of the markets for the Company’s product candidates, and any implication that pre- clinical data or preliminary or topline results will be representative of the results of later trials. This presentation also contains certain projections and estimates regarding the Company’s future financial performance, namely potential future revenue for certain of the Company’s product candidates. This information also constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of any future results. The assumptions and estimates underlying this estimated financial information are inherently uncertain and subject to a wide variety of significant business, economic competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These potential financial information and other forward- looking statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Additional information regarding the Company’s risks and uncertainties are described from time to time in the “Risk Factors” section of our Securities and Exchange Commission filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q, and supplemented from time to time by our Current Reports on Form 8-K. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward- looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. The Inhibrx logo is a registered trademark of Inhibrx Biosciences, Inc. All third-party trademarks used herein are registered trademarks of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3 $ Biosciences founded 2018 first IND 2020 IPO 2024 INBRX-101 acquisition by Sanofi 2010 >300 ozekibart (INBRX-109) Patients treated to date >175 INBRX-106 Patients treated to date Our mission: To discover & develop effective biologic treatments for people with life-threatening conditions ~130 employees with an experienced leadership team Key financial highlights: (as of 6/30/2025) $186.6M Cash and cash equivalents 14.5M Common stock outstanding 19.6M* Fully diluted outstanding In-house expertise: Discovery Protein engineering Cell biology Translational research Chemistry Manufacturing and controls Clinical development and operations Commercial * Includes 4.0M employee and BOD option reserve and approximately 1M pre-funded warrants and 0.1M warrants outstanding

Inhibrx's innovative approach to therapeutic discovery

Our core belief:

Our technology and protein engineering expertise enables us to efficiently identify optimal therapeutic formats bespoke to the target biology.

Modular protein engineering platforms



Single domain antibodies

Recombinant proteins

Engineered cytokines

Engineered Fc Domains

Rapid and iterative optimization process


Biological function
Biophysical properties
Pharmacokinetic profile
Therapeutic Format
Developability / Manufacturability
Affinity

Therapeutics tailored to disease biology



Multi-valent molecules
Molecule delivers higher clustering correlating with greater activity and more robust signal

Multi-specific molecules
Molecule binds to multiple targets allowing cross linking – a novel way of delivering the drug closer to where its needed

Fc-Fusion Proteins
Endow proteins with antibody-like PK properties

4

INHIBRX

ozekibart (INBRX-109) tetravalent DR5 agonist Goal: To develop a more precise DR5 agonist able to selectively induce apoptosis in tumor cells Previous generation Empirically selected tetravalent DR5 agonist that restricts unwanted secondary clustering DR5 agonists with limited on target effect or unwanted off tumor toxicity Inhibrx solution ozekibart (INBRX-109) tetravalent DR5 agonist Clinical Data

Phase 1 data in unresectable or metastatic conventional chondrosarcoma

INBRX-109



Response
SD
PR
PD
NA
Nonconventional chondrosarcoma
Conventional chondrosarcoma
Conventional chondrosarcoma with IDH mutation
Durable disease control
Response start
Progressive disease
Patient died
Patient censored
Treatment ongoing
Months 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

ORR, n (%)	2 (3.7)
DCR, n (%)	42 (77.8)
PR, n (%)	2 (3.7)
SD, n (%)	40 (74.1)

N=54

7

Data cutoff: August 9, 2024. Presented at the CTOS Annual Meeting, November 13-16, 2024; San Diego, CA.

INHIBRX

8 INBRX-109 Topline results from registrational trial in unresectable or metastatic conventional chondrosarcoma + FDA fast track designation and orphan-drug designation + EMA orphan-drug designation R 2:1 Patients: Conventional chondrosarcoma, Grades 2 and 3, unresectable or metastatic. ozekibart (INBRX-109) Placebo Every three weeks Every three weeks N=137 N=69 Randomization stratified by line of therapy, Grade and IDH1/2 mutation status Primary endpoint met: • HR= 0.479; (95% CI: 0.33, 0.68); P<0.0001 (52% reduction in the risk of disease progression or death) • More than doubling median PFS to 5.52 months compared to 2.6 months for placebo • Ozekibart's benefit was consistent across all pre-specified subgroups Secondary endpoints: Supported the clinical benefit observed with ozekibart including the following key secondary endpoints: • Disease control rate (54% vs 27.5%) • Meaningful delay to deterioration in pain and physical function.

Ongoing phase 1/2 trial in Ewing sarcoma and colorectal adenocarcinoma

INBRX-109

Key inclusion criteria

- LA/M, unresectable, R/R colorectal adenocarcinoma
- Aged 18 to <85 years
- 2-3 prior lines of systemic therapy
- Prior IRI allowed, if not immediate prior line of therapy
- No chronic or acute liver disease

CRC 3-4L with FOLFIRI

N=50

Ozekibart 3 mg/kg + FOLFIRI (FU, 2400 mg/m^2; leucovorin, 400 mg/m^2; IRI, 180 mg/m^2)

Key inclusion criteria

- LA/M, unresectable, R/R EWS
- Aged ≥12 to <85 years
- *EWSR1-FLI1*, *-ERG* or *-FEV* rearrangement
- 1-2 prior lines of chemotherapy in metastatic setting
- Prior IRI + TMZ allowed
- No chronic or acute liver disease

EWS 2-3L with IRI/TMZ

N=50

Ozekibart 3 mg/kg + IRI 50 mg/m^2/day + TMZ 100 mg/m^2/day

Primary endpoints: Clinical response, including ORR and DOR per RECIST 1.1., safety (AEs and DLTs)

Secondary endpoints: PFS, pharmacokinetics and immunogenicity (ADAs)

Exploratory endpoints: clinical response, predictive diagnostic biomarkers

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INHIBRX

10 INBRX-109 Early results in colorectal adenocarcinoma in combination with FOLFIRI Response and time on treatment Efficacy Response (No. of prior LOTs) + Treatment-emergent adverse events (TEAEs) of any cause were reported in all patients (grade ≥3, 84.6%), with alopecia (n=7) and anemia, dehydration, fatigue, hyponatremia, and nausea (each n=6) being the most common + Ozekibart-related TEAEs were reported in 84.6% of patients (grade ≥3, 30.8%), with nausea (n=5) and increased alanine aminotransferase, diarrhea, and fatigue (each n=4) being the most common + Ozekibart-related TEAEs resulted in interruption of ozekibart in 3 patients and discontinuation in 1 patient + A treatment-related TEAE (neutropenic sepsis possibly related to ozekibart and very likely related to fluorouracil and irinotecan) led to death in 1 patient Safety 20 0 -20 -40 -60 -100 Be st c ha ng e fr om b as el in e, % Best change from baseline in tumor size + Of the 13 patients who received ozekibart, 4 had responses (30.8%; partial response, n=3; complete response, n=1) – One of the partial responders had received 4 prior lines of therapy. The patient with a complete response had received 3 prior lines + All the remaining patients with postbaseline scans (n=6) had stable disease (SD), with a disease control rate (response + SD) of 76.9% (10 of 13 patients) – Three of the 6 patients with SD had a decrease of >10% in the size of their target lesion compared with baseline + Durable disease control (≥180 days) was observed in 6 patients (46.2%) + Median progression-free survival was 7.85 months -80 2 4 6 4 1 3 4 1 1 3 Prior LOTs Progressive disease Partial response Months 0 12 24 CR (3) SD (1) PR (4) SD (3) SD (4) SD (4) PR (1) SD (2) SD (6) PR (1) NA (1) NA (1) NA (1) ORR, n (%) 4 (30.8) CR, n (%) 1 (7.7) PR, n (%) 3 (23.1) SD, n (%) 6 (46.2) DCR, n (%) 10 (76.9) 1.0 mg/ kg 3.0 mg/ kg Durable clinical benefit Response start Initial ozekibart dose received Patient died Progressive disease Patient censored Ongoing progression- free patientN=13 1.0 mg/ kg 3.0 mg/ kg Initial ozekibart dose received N=13 Data cutoff: December 2, 2024. ORR, objective response rate; CR, complete response; PR, partial response; SD, stable disease DCR, disease control rate

11 INBRX-109 Expansion cohort: colorectal adenocarcinoma in combination with FOLFIRI Ch an ge fr om b as el in e, % 0 -80 -60 -40 -20 40 20 PR PD + 70% are 4th line & 30% are 3rd line + >80% have received prior IRI-containing regiment Data cutoff: October 15, 2025. PD, progressive disease; PR, partial response; ORR, objective response rate; DCR, disease control rate Recruitment completed 44 patients dosed with 26 patients currently evaluable for response N=44 Disease control rate was 92% as measured by RECISTv1.1. 92% Objective response rate was 23% as measured by RECISTv1.1. 4 out of the 6 PRs have received prior IRI treatment 23% Safety: well-tolerated with the most common treatment-emergent adverse events to include anemia, diarrhea, nausea, and fatigue, with the majority being low-grade and consistent with the known safety profile of FOLFIRI.

12 INBRX-109 Early results in phase 1 metastatic, unresectable Ewing sarcoma Efficacy Disease control rate was 76.9%, or 10 out of 13 patients as measured by RECISTv1.1. + Most common adverse events (diarrhea, nausea, and fatigue) were consistent with the known safety profile of IRI/TMZ + One patient had increased alanine aminotransferase (grade 1); no other liver-related AEs were reported Safety 20 0 -20 -40 -60 -80 Ch an ge fr om b as e lin e, % Progressive disease Partial response Best change from baseline in tumor size Classical EWS Other RCS ozekibart (INBRX-109) (n=13)b Best overall response, n (%) PR 7 (53.8) SD 3 (23.1) ORR, n (%) 7 (53.8) DCR, n (%) 10 (76.9) Best tumor response Months 0 6 12 a PR PR SD PR PR PR PR SD PD PR PD SD PD Classical EWS Other RCS Durable clinical benefitc Response start Response end PD Patient censored Ongoing progression- free patient Data cutoff: September 8, 2023. CR, complete response; DCR, disease control rate; EWS, Ewing sarcoma; ORR, objective response rate; PD, progressive disease; PR, partial response; RCS, round cell sarcoma; SD, stable disease; AE, adverse event. a Patient discontinued treatment to undergo tumor resection surgery. b One patient had not reached the first set of restaging scans and was considered nonevaluable. c Durable clinical benefit was defined as having SD, PR, or CR for >6 months. Best response prior to progression is displayed; however, if a patient’s first scan result was progressive disease, then that result is displayed. EWS, Ewing sarcoma; RCS, round cell sarcoma. 7 patients who achieved partial responses (53.8%), 5 of which were observed in classical EWS patients (71.4%) and 2 of which were observed in RCS patients (33.3%) 76.9%

13 INBRX-109 Expansion cohort: Ewing sarcoma in combination with IRI/TMZ Ch an ge fr om b as el in e, % 0 PR PD 80 60 40 20 -20 -40 -60 -80 -100 Data cutoff: October 15, 2025. PD, progressive disease; PR, partial response; ORR, objective response rate; DCR, disease control rate Recruitment ongoing 33 patients dosed with 25 patients currently evaluable for response: N=33 Disease control rate was 92%, or 23 out of 25 patients, as measured by RECISTv1.1. 92% Objective response rate was 64%, or 16 out of 25 patients, as measured by RECISTv1.1. 64% Safety: well-tolerated with the most common adverse events were diarrhea, nausea, anemia, and fatigue, all consistent with the known safety profile of IRI/TMZ.

Ozekibart exhibits anti-tumor activity in GBM models as monotherapy and in combination with TMZ

INBRX-109

Human GBM cell line models

In vitro cytotoxicity
U-87 MG



% cell death
INBRX-109 only (1nM)
[TMZ] (µM)
TMZ
TMZ + 1 nM INBRX-109

In vitro cytotoxicity
GBM cell lines



% cell death
INBRX-109
TMZ
Combo

Intracranial U-87 MG
Survival analysis



Probability of Survival
Study Day
Vehicle
INBRX-109
TMZ
INBRX-109 + TMZ

Intracranial U-87 MG
Survival analysis



Fold change from baseline
7.4
1.1
TMZ
INBRX-109 + TMZ

- Combination treatment with INBRX-109 and temozolomide (TMZ) induced greater in vitro cell death than TMZ alone for a majority of GBM cell lines tested (n=31)
- In the intracranial U-87 MG tumor mouse model, combination treatment demonstrated superior tumor control and enhanced survival compared to TMZ alone

Human GBM patient-derived xenograft (PDX) models*

Intracranial GBM38
Survival analysis



Probability of Survival
Study Day

*p = 0.002, INBRX-109 vs vehicle
** p – 0.004, combo vs TMZ

Intracranial GBM44
Survival analysis



Probability of Survival
Study Day

*p = 0.03, INBRX-109 vs vehicle
** p – 0.01, combo vs TMZ

Intracranial GBM39
Survival analysis



Probability of Survival
Study Day

*p = 0.009, INBRX-109 vs vehicle

	Median survival (d)		
Treatment	GBM38	GBM39	GBM44
Vehicle	17	22	42
INBRX-109	25	33	58
TMZ	33	n.d.	39
Combo	42	n.d.	74

- In all tested intracranial PDX tumor mouse models, INBRX-109 monotherapy significantly enhanced survival
- In 2 of 3 PDX models, combination treatment with INBRX-109 and TMZ led to a greater survival benefit than TMZ alone

*In collaboration with Jann Sarkaria, M.D., Mayo Clinic

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INHIBRX

Ozekibart (INBRX-109) tetravalent DR5 agonist Preclinical data and MOA ozekibart (INBRX-109) is a potent inducer of extrinsic cell death via the DR5 pathway


INBRX-109


DR5
FADD
Caspase activation
Tumor cell
Apoptosis

DR5 (TRAIL-R2) is a pro-apoptotic receptor for TRAIL that is widely expressed on the surface of damaged, transformed or tumor cells, but rarely and at low levels on normal cells.[1-4] TRAIL selectively induces programmed cell death via activation of the FADD and downstream caspase pathway, therefore playing an important role in tumor and viral immune surveillance[5]


TRAIL
DR5
FADD
Caspase activation
Tumor cell
moderate
Apoptosis

While the DR5 trimer is the minimal functional unit for TRAIL activity, clustering of multiple receptors at the cell-cell interface results can generate more potent apoptotic activity[6-8]


ozekibart
(INBRX-109)
DR5
FADD
Caspase activation
Tumor cell
strong
Apoptosis

Ozekibart (INBRX-109), a tetravalent DR5 agonist, is designed to simultaneously engage four DR5 molecules to drive enhanced clustering/signaling in tumor cells while minimizing off-target effects

1. Mol Cancer Ther. 2012;11(11):2541-2546. 2. Cancer Cell. 2014;26(2):177-189. 3. Haematologica. 2005;90(5):612-624. 4. Cell Res. 2005;15(6):430-438.
5. Antibodies (Basel). 2017;6(4) 6. J Biol Chem. 2012;287(25):21265-21278. 7. Cell. 2019;176(6):1477-1489.e1414. 8. Proc Natl Acad Sci U S A. 2015;112(18):5679-5684.

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INHIBRX

ozekibart (INBRX-109): a next generation DR5 agonist with an optimized balance of efficacy and safety

INBRX-109

Death Receptor 5 (DR5 / TRAIL-R2) is highly expressed on tumorigenic, transformed or damaged cells but not normal cells, making DR5 a promising therapeutic target in oncology[1-4]



Four DR5 sdAbs

Empirically selected and engineered to avoid ADAs


Apoptosis
Tumor Cell

C ↑ → C ↑

Caspase → Programmed Cell Death

IgG Fc

Fc engineered to minimize effector function → Prevents cross-linking and higher order clustering ozekibart (INBRX-109) characteristics:

Tetravalent	Empirically designed to simultaneously engage four DR5 molecules
Immunogenic Epitopes removed	Prevents unwanted higher order clustering via anti-drug antibodies
Effector Disabled Fc	Prevents higher order clustering and allows for antibody-like PK
Smaller Size	sdAb backbone limits molecule size (106 kDa) which may allow for better tumor penetration

17

1. Mol Cancer Ther. 2012;11(11):2541-2546. 2. Cancer Cell. 2014;26(2):177-189. 3. Haematologica. 2005;90(5):612-624. 4. Cell Res. 2005;15(6):430-438

INHIBRX

ozekibart (INBRX-109) is precision-engineered for optimal potency and safety

INBRX-109

Valency drives both DR5-induced tumor cell death and hepatocyte destruction

Impact of valency on DR5-mediated cell death

Impact of valency on cell death:



% Cell death
100
75
50
25
0
0.0001 0.001 0.01 0.1 1 10 100 1000
Test article (nM)

Impact of valency on cell death:



EC50 (pM)
10000
1000
100
10
1
0.1
5.78x
94.2x
6.35x
2
3
4
6
Valency

anti DR5 mAb bivalent

TRAIL trivalent

ozekibart (INBRX-109) tetravalent

Hexavalent DR5 hexavalent

Impact of valency on hepatotoxicity

InSphero 3D inSight™ human liver microtissue model:



Hepatocyte viability (%)
125
100
75
50
25
0
10-6 10-5 10-4 10-3 10-2 10-1 1 10 100
Ab (nM)
ozekibart (INBRX-109) tetravalent
Hexavalent DR5 hexavalent

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INHIBRX

ozekibart (INBRX-109) is a best-in-class DR5 agonist with no competition

INBRX-109

CANDIDATE	VALENCY	SIZE (KDA)	STATUS
INBRX-109	**Tetravalent**	**105**	Ongoing
TAS-266*	Tetravalent	60	Terminated
Eftozanermin alpha (TRAIL-Fc fusion)	Hexavalent	167	Terminated
GEN1029	Dodecavalent	150 ka (2x mAbs)	Terminated
IGM-8444	Decavalent	~950	Terminated
Dulanermin (recombinant TRAIL)	Trivalent	150	Terminated
Tigatuzumab	Bivalent	150	Terminated
LBY-135			Terminated
Conatumumab			Terminated
Drozitumab			Terminated
Lexatumumab			Terminated

**TAS-266 was ultimately terminated due to hyper-clustering of TAS266 caused by pre-existing anti-sdAb antibodies (PE-ADAs). This hyper-clustering increased the effective valency of TAS266, causing apoptosis of healthy liver cells. The sdAb modifications made to INBRX-109 reduce recognition by PE-ADAs in humans, which lessens the potential for hyper-clustering and increased valency.*

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INHIBRX

INBRX-106

hexavalent
OX40 agonist

Goal:

To develop a potent OX40 agonist able to induce robust signal activation weak

Bivalent OX40 agonists elicit weak downstream signals with limited clinical activity

Previous generation


strong

Hexavalent OX40 agonist with enhanced clustering/signaling

Inhibrx solution

INHIBRX

INBRX-106 hexavalent OX40 agonist Clinical Data

INBRX-106 is a biologically active drug in patients

INBRX-106

Max fold change from baseline in percentage of Ki-67$^+$ memory cells


CD4+ T-cells
CD8+ T-cells
15
10
5
0
0.03
0.1
0.3
1.0
INBRX-106 (mg/kg)
Single-agent
Pembrolizumab combination

- Observed PD consistent with T-cell co-stimulation by INBRX-106
- INBRX-106 induced dose-dependent proliferation of CD4$^+$ and CD8$^+$ memory T-cells
- Expected bell-shaped response curve was observed
- Based on published data for bivalent OX40 agents, INBRX-106 shows superior single-agent biological activity, as measured by frequency of peripheral activated CD8$^+$ T-cells

Data cut: July 16, 2024. RP2D, recommended phase 2 dose.
[a] Current RP2D selected dose for combination (single agent escalation still in progress).
[b] Combo data at this dose level is representative of cohorts E1 (closed) and F4 (active).

22

INHIBRX

23 INBRX-106 Phase 1 data: PD-L1+ CPI-R/R or CPI-naive HNSCC INBRX-106 with pembrolizumab 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 PD-L1 CPS 0 100 0 30 1 10 75 20 100 100 10 5 24 90 25 + The HNSCC patient population included was heterogeneous (1L+) and included CPI-naive patients and those with CPI-R/R disease + More than half of patients experienced a reduction in target lesions, including two patients who achieved durable complete responses Data cutoff: August 1, 2024. Preliminary data from an ongoing database (not fully validated and might slightly evolve with time). *NPC = nasopharyngeal carcinoma -60 PR PD NPC* patient (D2) Be st c ha ng e fr om b as el in e, % Cohort CPI-naïve (F4) CPI-R/R (F1) 20 -100 -80 -40 -20 0 40 60

24 INBRX-106 Phase 1 data: PD-L1+ CPI-R/R NSCLC INBRX-106 with pembrolizumab 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 19 19 20 21 22 23 24 25 26 PD-L1 TPS 60 20 95 10 80 80 90 2 11 20 3 75 10 10 35 1 50 1 1 10 41 100 50 60 100 90 Data cutoff: August 1, 2024. Preliminary data from an ongoing database (not fully validated and might slightly evolve with time). + The NSCLC patients included were heavily pretreated (prior lines: median, 3.5; range, 1-11) and all had received prior CPI (some patients received several lines of CPI treatment) + Most patients experienced a reduction in or stabilization of target lesions. Three of the patients have had ongoing responses for more than a year. Ch an ge fr om b as el in e, % 0 -100 -80 -60 -40 -20 20 60 40 PR PD Cohort F2

Seamless Phase 2/3 study in 1L R/M HNSCC with PD-L1 CPS ≥20

INBRX-106 with pembrolizumab

INBRX-106

Phase 2 data readout expected Q4 2025

Proof of concept study:

If successful in HNSCC, has the potential to work broadly against all approved checkpoint indications

Randomization will be stratified by:

- Disease status (locoregional advanced vs metastatic)
- HPV status (positive vs negative).
- ECOG PS (0 vs 1)

Phase 2, Open label

Key inclusion criteria:

R/M HNSCC

PD-L1 CPS ≥20

HPV status confirmed

No prior systemic Tx for R/M HNSCC

R 1:1

- **INBRX-106 + Pembro**
- **Pembro**

Ongoing

Gating Phase 2/3

Primary Criteria: ORR

Secondary Criteria:

- DOR
- CBR
- PFS_{6m}
- safety

Phase 3, Double blind

R 1:1

- **INBRX-106 + Pembro**
- **Pembro**

Survival Follow-up

Co-primary endpoint: PFS and OS.

Secondary endpoints: ORR, DOR, CBR, TTCx, safety, PROs.

Clinicaltrials.gov (NCT06295731). Protocol version 1.0; January 31, 2024. INBRX-106 to be administered every 3 weeks. Pembro 200 mg to be administered every 3 weeks. 1L, first line; CBR, clinical benefit rate; cORR, confirmed objective response rate; CPS, combined positive score; DOR, duration of response; ECOG PS, Eastern Cooperative Oncology Group performance status; HNSCC, head and neck squamous cell carcinoma; HPV, human papillomavirus; OS, overall survival; PD-L1, programmed cell death 1 ligand 1; pembro, pembrolizumab; PFS, progression-free survival; PFS6mo, progression-free survival rate at 6 months; PRO, patient-reported outcome; R, randomization; R/M, recurrent/metastatic; TTCx, time to chemotherapy; Tx, treatment.

25

INHIBRX

Ongoing Phase 1/2 trial in metastatic/recurrent NSCLC and HNSCC

INBRX-106

Readouts expected Q4 2025

Key inclusion criteria

M/R NSCLC
<3 prior lines of therapy. PD-L1 TPS ≥50% or TMB ≥10 mutations/Mb

NSCLC: CPI relapsed/refractory

N=60

R 1:1:1

Alternating treatment
INBRX-106 alternating Q3W with pembro

Priming
INBRX-106 loading dose → INBRX-106 + pembro

Concurrent
INBRX-106 + pembro

Primary endpoints:

- Objective response rate (ORR) per Response Evaluation Criteria in Solid Tumors (RECIST) version 1.1 and iRECIST, disease control rate (DCR), and duration of response (DOR)
- Safety

Secondary endpoints:

Pharmacokinetics, immunogenicity, progression-free survival, and overall survival

HNSCC: CPI naïve

Key inclusion criteria

M/R HNSCC (non-NPC) or NPC
≤1 prior line of chemotherapy in metastatic setting
PD-L1 CPS ≥1

N=40

Non-NPC and other

NPC

Primary endpoints:

- ORR per RECIST version 1.1 and iRECIST, DCR, and DOR
- Safety

Secondary endpoints:

Pharmacokinetics, immunogenicity, progression-free survival, and overall survival

NSCLC: CPI R/R or naive

Key inclusion criteria

M/R NSCLC
Any prior line of therapy PD-L1 TPS ≥0%

N=60

Nonsquamous NSCLC
INBRX-106 + pembro + pemetrexed + carboplatin[a]

Nonsquamous NSCLC
INBRX-106 + pembro + pemetrexed + cisplatin[a]

Squamous NSCLC
INBRX-106 + pembro + (nab-)paclitaxel + carboplatin[a]

Primary endpoint:

Safety

Secondary endpoints:

- ORR per RECIST version 1.1 and iRECIST, DCR, and DOR
- Pharmacokinetics, immunogenicity, progression-free survival, and overall survival

ClinicalTrials.gov identifier, NCT04198766. Protocol version 7.0; March 5, 2024. a Chemo will be administered during the first 4 cycles. Pemetrexed can be continued after 4 cycles until progression or up to 35 cycles. Chemo, chemotherapy; CPI, checkpoint inhibitor; CPS, combined positive score; HNSCC, head and neck squamous cell carcinoma; M/R, metastatic/recurrent; NPC, nasopharyngeal carcinoma; NSCLC, non-small cell lung cancer; PD-L1, programmed cell death 1 ligand 1; pembro, pembrolizumab; q3w, every 3 weeks; R, randomization; R/R, relapsed/refractory; TMB, tumor mutational burden; TPS, tumor proportion score.

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INHIBRX

INBRX-106 hexavalent OX40 agonist strong Preclinical Data and MOA

INBRX-106: mechanism of action

INBRX-106

Effective OX40 agonism potentiates the body's immune response towards a tumor


T cell
↑OX40
TCR
antigen
MHC
Tumor cell

The T-Cell Receptor (TCR) recognizes a tumor-associated antigen presented via MHC. In response, OX40 is upregulated on tumor reactive TILs facilitating an immune response directed towards the tumor.


↑ T cell
OX40
TCR
antigen
MHC
INBRX-106
Tumor cell

Due to its six OX40 sdAb domains, binding of hexavalent INBRX-106 facilitates higher order clustering versus bivalent and tri-valent endogenous OX40L amplifying the downstream costimulatory signal.


T cells
T
NK cells
NK
Monocytes
Dendritic cell
Tumor

Costimulatory signaling via OX40 and the TCR-MHC receptors induce survival and proliferation of activated antigen-specific CD4 T cells, increases memory T cell generation, CD8+ effector T cells, and suppress the inhibitory capacity of regulatory T cells.

28

INHIBRX

29 INBRX-106 OX40 T-cell costimulation in human disease is validated by OX40 antagonists in autoimmune disease Lancet 2023; 401: 204–14 An anti-OX40 antibody to treat moderate-to-severe atopic dermatitis: a multicenter, double-blind, placebo-controlled phase 2b study

INBRX-106: uniquely designed to maximize OX40 signaling activation strength, leading to enhanced t-cell-driven anti-tumor activity

INBRX-106

INBRX-106 is designed to boost anti-tumor T-cell activity by maximizing the strength of the OX40 co-stimulatory pathway



Six OX40 sdAbs

Designed to agonize OX40 while allowing endogenous OX40L binding


Stimulation
T cell
T
T cells
NK
NK cells
Monocytes
Dendritic cell

IgG Fc

Effector enabled Fc facilitates higher order clustering and greater downstream OX40 pathway signaling

INBRX-106 features:

Hexavalent	Simultaneously engage multiple OX40 to drive enhanced clustering/signaling
Hyperclustering	Receptor hyperclustering enables more efficient coactivation of key OX40 low expressing cells such as $CD8^+$ T-cell activation
Non-Competitive Binding	Complements natural ligand (OX40L) activity
Effector Enabled	Facilitates further higher-order clustering
Smaller Size	sdAb backbone limits molecule size (129 kDa) which may allow for better tumor penetration

30

Receptor hyperclustering induces stronger OX40 signaling and more effective t-cell-driven anti-tumor activity

INBRX-106


Pathway activation
OX40L
OX40
Signaling through OX40
APC
T cell
Hyperclustering of OX40 trimers

- T-cell proliferation
- T-cell survival
- T-cell differentiation
- Enhanced trafficking of T cells to the tumor
- Robust immune activation
- Decreased Treg-mediated immunosuppression


Tumor cell death

OX40 antibody detection



INBRX-106



Bivalent


OX40 Signal Potency
Mean Value
Conc Ab (ng/ml)
INBRX-106
Bivalent OX40


Memory T-cell proliferation
% Proliferation
Conc Ab (ug/mL)
INBRX-106
Bivalent OX40
No Ab (w/ Stim)


Mouse tumor model
Probability of Survival
Day
Hexavalent mouse INBRX-106
Bivalent mouse OX86

31

INHIBRx

INBRX-106 drives superior CD4$^+$ and CD8$^+$ T-cell activation and reduces T_{reg} suppression

INBRX-106

CD4 T Cell Co-Stimulation[1]



CD4 Activation (CD71 MFI)
50000
40000
30000
20000
10000
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Concentration (nM)
Bivalent OX40 mAb
INBRX-106

Reversal of T_{reg} Suppression[2]



% CD25+ CD4 T cells
30
20
10
0
Addition of Tregs
Untreated
Untreated
Bivalent OX40 mAb
INBRX-106

~2-fold increase vs bi-valent and untreated

CD8 T Cell Co-Stimulation[1]



CD8 Activation (CD71 MFI)
150000
100000
50000
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
OX40 antibody Concentration (nM)
Bivalent OX40 mAb
INBRX-106

- Hexavalent INBRX-106 engagement drives superior co-stimulation of both CD4 and CD8 T-cells versus bi-valent OX40 mAbs
- INBRX-106, but a not bivalent OX40 mAb, reduces regulatory T-cell (T_{reg}) mediated suppression of effector T-cells (T_{eff})

1. T-cell activation monitored by assessing CD71 expression following suboptimal anti-CD3-mediated stimulation
2. Reversal of Treg suppression assessed by CD25 upregulation following anti-CD3 stimulation

32

INHIBRX

33 INBRX-106 Hexavalent OX40 and PD-1 antibody combination results in enhanced anti- tumor activity in CPI-resistant tumor models Syngeneic B16F10 Mouse Tumor Model OX40 agonism upregulates PD-L1 expression on CD4 and CD8 T-cells supporting rationale of combination with anti-PD1 agents Hexavalent INBRX-106-a* demonstrated single-agent, single-dose activity in checkpoint- inhibitor responsive and resistant syngeneic tumor models INBRX-106-a* induced more robust anti-tumor activity as single agent and in combination with anti-PD1 *INBRX-106 mouse surrogate 0/10 CRs 1/10 CRs0/10 CRs 0/10 CRs 6/10 CRs 3/10 CRs Vehicle Bivalent OX40 mAb Hexavalent INBRX-106-a* Anti-PD1 Alone Anti-PD1 + Bivalent OX40 mAb Anti-PD1 + Hexavalent INBRX-106-a*

34 INBRX-106 INBRX-106 is a first and potentially best-in-class multi-valent OX40 agonist CANDIDATES VALENCY STATUS INBRX-106 Hexa- GEN1055/BNT315 Dodeca- MOXR-0916 Bi- GSK-3174998 Bi- BMS-986178 Bi- INCAGN-1949 Bi- ABBV-368 Bi- IBI-101 Bi- MEDI-0562 Bi- PF-04518600 Bi- BGB-A445 Bi- BAT6026 Bi- Phase 1 Terminated Phase 2/3 Terminated Terminated Terminated Terminated Terminated Terminated Terminated Terminated Terminated

Investor Relations: KELLY DECK, CPA CFO 11025 N. Torrey Pines Road Suite 140 La Jolla, CA 92037 858.795.4260 ir@inhibrx.com